SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 14, 2002

LENNOX INTERNATIONAL INC.

Incorporated pursuant to the Laws of the State of DELAWARE

Commission File Number
001-15149

Internal Revenue Service Employer
Identification No. 42-0991521

2140 Lake Park Blvd., Richardson, Texas   75080
(972) 497-5000

Page

Item 5. Other Events and Regulation FD Disclosure.

        On August 14, 2002, Lennox International Inc. submitted to the Securities and Exchange Commission (“SEC”) the Statements under Oath of Principal Executive Officer and Principal Financial Officer (“Sworn Statements”) in accordance with the SEC’s June 27, 2002 order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460). A copy of the Sworn Statements is filed herewith as Exhibits 99.1 and 99.2 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

99.1	Statement of Oath of Robert E. Schjerven, Principal Executive Officer of Lennox International Inc., Regarding Facts and Circumstances Relating to Exchange Act filings.

99.2	Statement of Oath of Richard A. Smith, Principal Financial Officer of Lennox International Inc., Regarding Facts and Circumstances Relating to Exchange Act filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LENNOX INTERNATIONAL INC.

                                                     By:  /s/ Richard A. Smith
                                                     --------------------------
                                                     Name: Richard A. Smith
                                                     Title:  Executive Vice President, Chief Financial Officer and Treasurer
Date:  August 14, 2002

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Statement of Oath of Robert E. Schjerven, Principal Executive Officer of Lennox International Inc., Regarding Facts and Circumstances Relating to Exchange Act filings.

99.2	Statement of Oath of Richard A. Smith, Principal Financial Officer of Lennox International Inc., Regarding Facts and Circumstances Relating to Exchange Act filings.